EX-99.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Centurion Gold Holdings, Inc. for the quarter ended December 31, 2003, I, Arthur Johnson President and Chief Executive Officer of Centurion Gold Holdings, Inc. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Quarterly Report on Form 10-QSB for the quarter ended
December 31, 2003, fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Quarterly Report on Form 10-
QSB for the quarter ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Centurion Gold Holdings, Inc.



                                  By: /s/ Arthur Johnson
                           -----------------------------------------
                                      Arthur Johnson
                                      President and Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Centurion Gold Holdings, Inc. for the quarter ended December 31, 2003, I, Stephanus Vercueil Chief Financial Officer of Centurion Gold Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Quarterly Report on Form 10-QSB for the quarter ended
December 31, 2003, fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Quarterly Report on Form 10-
QSB for the quarter ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Centurion Gold Holdings, Inc.



                             By: /s/ Stephanus Vercueil
                             --------------------------------------
                                 Stephanus Vercueil
                                 Chief Financial Officer